Exhibit 99

Contacts:

Media	Investor Relations
Stacey Jones	Sean Meakim
(980) 378-6258	(704) 627-6200
stacey.jones@honeywell.com	sean.meakim@honeywell.com

HONEYWELL TO REALIGN PORTFOLIO TO THREE POWERFUL MEGATRENDS: AUTOMATION, FUTURE OF AVIATION, AND ENERGY TRANSITION

•Entering next phase of transformation with portfolio alignment to critical megatrends
•Simplified structure enhances innovation playbook, accelerating Honeywell's organic growth potential
•Optimized portfolio creates favorable setup for strategic inorganic capital deployment

CHARLOTTE, N.C., October 10, 2023 -- Honeywell (NASDAQ: HON) today announced plans to realign its business segments to three compelling megatrends: automation, the future of aviation, and energy transition. This shift within the company’s segments will enable Honeywell to deliver accelerated organic sales growth and inorganic capital deployment, creating greater value for shareholders. The new segmentation will take effect beginning first quarter 2024.
“We are committed to delivering differentiated, profitable growth,” said Honeywell Chief Executive Officer Vimal Kapur. “After a complete review of our portfolio, we plan to organize our businesses around three powerful megatrends, each of which is underpinned by our robust digitalization capabilities and solutions. This simplified structure will enable Honeywell to realize synergies that will accelerate our innovation playbook, leverage our financial strength, and unlock greater value through our Accelerator operating system.
“As we enter the next phase of transformation, this realignment will enable us to consistently deliver our upgraded financial algorithm, drive innovation that will help solve the world’s toughest sustainability and digitalization challenges, and deploy capital more effectively.”

Aligning Our Segments with Three Compelling Megatrends
The updated reporting structure will include four segments, underpinned by the company’s world-class Accelerator operating system and Honeywell Connected Enterprise integrated software platform, enabling Honeywell to better serve its customers and positioning us to outperform in any environment.
•Aerospace Technologies (AT): Used in virtually every commercial and defense aircraft platform worldwide, Honeywell aerospace products will continue to lead the future of air travel, including driving advanced air mobility and greater sustainability with the electrification of aircraft.

•Industrial Automation (IA): With a deep history in industrial automation that spans more than five decades, Honeywell enables process industry operations, creates world-class sensor technologies, automates supply chains, makes warehouses smarter, and improves worker safety. This combination will build on our core strengths in controls and automation technologies, deliver better commercial outcomes for our customers, and enhance our growth.
•Building Automation (BA): Through hardware, software, sensors, and analytics, Honeywell helps customers convert buildings into integrated, safe, and more sustainable assets. With solutions and services used in more than 10 million buildings worldwide, Building Automation will continue to strengthen Honeywell’s position in attractive end markets like hospitals, airports, education, and data centers.
•Energy and Sustainability Solutions (ESS): With a decades-long focus on sustainability, Honeywell enables the energy evolution, improves resiliency and efficiency, reduces emissions, and facilitates the circular economy. Honeywell’s expertise in this area will continue helping solve the world’s toughest challenges across our end markets.

New Leaders Appointed for New Business Groups
Effective January 1, 2024, Lucian Boldea will serve as president and CEO of the Industrial Automation segment, and Ken West will serve as president and CEO of the Energy and Sustainability Solutions segment. Both Boldea and West will report to Kapur and serve as company officers.
Billal Hammoud will remain President and CEO of the renamed Building Automation segment, and Jim Currier will remain President and CEO of the renamed Aerospace Technologies segment. Kevin Dehoff will remain President and CEO of Honeywell Connected Enterprise.
“Our strategic business group leaders are well-positioned to lead Honeywell in both organic and inorganic growth,” Kapur noted. “They have demonstrated a deep understanding of our customers and end markets and are capable of delivering strong results across our industries. Their combined experience and drive to create value for customers and shareowners position Honeywell well for the future.”

Third Quarter and Full Year Update
Honeywell anticipates strong third-quarter results in line with previously-issued guidance ranges for sales and segment margin, led by strong results in its Aerospace and Performance Materials and Technologies business groups. Earnings per share is expected to be within or above the previously-issued guidance range, and full year results are expected to be within the previously-issued guidance ranges. The company will hold its quarterly earnings announcement on Thursday, October 26, at 8:30 a.m. EDT.

Conference Call Details
Honeywell will discuss the portfolio realignment during an investor conference call starting at 8:30 a.m. Eastern Daylight Time today. A live webcast of the investor call as well as related presentation materials will be available through the Investor Relations section of the company’s website (www.honeywell.com/investor). A replay of the webcast will be available for 30 days following the presentation.

Honeywell (www.honeywell.com) is a technology company that delivers industry specific solutions that include aerospace products and services; control technologies for buildings and industry; and performance materials globally. Our technologies help everything from aircraft, buildings, manufacturing plants, supply chains, and workers become more connected to make our world smarter, safer, and more sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

Honeywell uses our website, including our investor relations website, www.honeywell.com/investor, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media. Additional information with respect to matters in this release can be found in the Form 8-K filed with the SEC today.

We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time. Expected third quarter 2023 results are subject to change and finalization based on completion of all quarter-end close processes.

We have not completed quarter-end close processes for third quarter 2023, and as a result, we are not able to provide preliminary results, and the final results may vary from the third quarter 2023 guidance included herein. Honeywell undertakes no obligation to update or supplement the information provided herein until the company releases financial statements for the three months ended September 30, 2023. This financial and operational information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.